UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

PITOOEY!, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-53991	20-4622782
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15685 N. Cave Creek Rd., Suite 101
Scottsdale, AZ	85032
(Address of Principal Executive Offices)	(Zip Code)

(888) 273-0929
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company announced today that PITOOEY!’s management team and major investors have committed 25 million (25,000,000) shares of their common stock of PITOOEY! to fund future acquisitions and mobile application development. This contribution allows acquisitions to be made with no dilution to existing investors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.01	Press release dated March 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, INC. (Registrant)

Signature	Title	Date

/s/ Jacob DiMartino	Chief Executive Officer	March 13, 2014
Jacob DiMartino

 Exhibit 99.01 Press release dated March 13, 2014.

PITOOEY!, INC. TO FUND FUTURE ACQUISITIONS AND MOBILE APP DEVELOPMENT

PITOOEY! ANNOUNCES INVESTOR CONTRIBUTIONS TO FUND FUTURE ACQUISITIONS

PHOENIX, AZ, March 13, 2014 - PITOOEY!,™ Inc. (OTCBB: PTOO) (OTCQB: PTOO) today announced share contribution from Management and major investors to fund future acquisitions.

PITOOEY! previously announced a strategy to acquire social media service companies and to develop new mobile applications focused on social media marketing. PITOOEY! is currently vetting several social media companies to acquire with investor funding.

PITOOEY!’s Management team and major investors have committed 25 million (25,000,000) shares of their common stock of PITOOEY! to fund future acquisitions and mobile application development. This contribution allows acquisitions to be made with no dilution to existing investors.

Acquisitions will be focused on companies in the social media space with consistent customer and revenue growth, strong financial performance, and growth potential in their market space.

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About PITOOEY!™, Inc.: PITOOEY!, Inc. is a complete digital marketing agency offering small businesses unique service packages based on the clients' desires and the type of following or "reach" they would like to establish. PITOOEY! provides small businesses the infrastructure, software, and services that generate social media engagement, capture leads, and drive online and offline sales.

For more information, please visit: www.pitooey.com

Safe Harbor: This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief, or current expectations of PITOOEY!, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond PITOOEY!, Inc.'s ability to control and their actual results may differ materially from those projected in the forward-looking statements as a result of various factors. More information about the potential factors that could affect the business and financial results is and will be included in PITOOEY!, Inc.'s filings with the Securities and Exchange Commission.

For further information contact:

PITOOEY!, Inc. Public Relations and Shareholder Information
Cathy L. Fritz
Phone: 623-258-4986
Email: cathy@PITOOEY.com